AMENDMENT TO EXHIBIT A

SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Fund Administration and Accounting Agreement dated September 17, 2018, and as subsequently amended, by and between the Trust and the Bank of New York Mellon.

September 17, 2020

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF
2.	Invesco BuyBack AchieversTM ETF
3.	Invesco Cleantech ETF
4.	Invesco Dividend AchieversTM ETF
5.	Invesco Dow Jones Industrial Average Dividend ETF
6.	Invesco DWA Momentum ETF
7.	Invesco DWA Basic Materials Momentum ETF
8.	Invesco Dynamic Biotechnology & Genome ETF
9.	Invesco Dynamic Building & Construction ETF
10.	Invesco DWA Consumer Cyclicals Momentum ETF
11.	Invesco DWA Consumer Staples Momentum ETF
12.	Invesco Dynamic Energy Exploration & Production ETF
13.	Invesco DWA Energy Momentum ETF
14.	Invesco DWA Financial Momentum ETF
15.	Invesco Dynamic Food & Beverage ETF
16.	Invesco DWA Healthcare Momentum ETF
17.	Invesco DWA Industrials Momentum ETF
18.	Invesco Dynamic Large Cap Growth ETF
19.	Invesco S&P 100 Equal Weight ETF
20.	Invesco Dynamic Large Cap Value ETF
21.	Invesco Dynamic Leisure and Entertainment ETF
22.	Invesco Dynamic Market ETF
23.	Invesco Dynamic Media ETF
24.	Invesco S&P Midcap Momentum ETF
25.	Invesco S&P Midcap Quality ETF
26.	Invesco S&P Midcap Value with Momentum ETF
27.	Invesco Dynamic Networking ETF
28.	Invesco Dynamic Oil & Gas Services ETF
29.	Invesco Dynamic Pharmaceuticals ETF
30.	Invesco Dynamic Semiconductors ETF
31.	Invesco S&P SmallCap Momentum ETF
32.	Invesco S&P SmallCap Pure with Momentum ETF
33.	Invesco Dynamic Software ETF
34.	Invesco DWA Technology Momentum ETF
35.	Invesco DWA Utilities Momentum ETF
36.	Invesco Financial Preferred ETF
37.	Invesco FTSE RAFI US 1000 ETF
38.	Invesco FTSE RAFI US 1500 Small-Mid ETF
39.	Invesco S&P 500 GARP ETF
40.	Invesco S&P Value with Momentum ETF
41.	Invesco Global Listed Private Equity ETF
42.	Invesco Golden Dragon China ETF
43.	Invesco High Yield Equity Dividend Achievers ETF
44.	Invesco International Dividend Achievers ETF
45.	Invesco Zacks Mid-Cap ETF
46.	Invesco Zacks Multi-Asset Income ETF
47.	Invesco NASDAQ Internet ETF
48.	Invesco Raymond James SB-1 Equity ETF
49.	Invesco S&P MidCap 400® Equal Weight ETF
50.	Invesco S&P MidCap 400® Pure Growth ETF

51.	Invesco S&P MidCap 400® Pure Value ETF
52.	Invesco S&P 500® BuyWrite ETF
53.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF
54.	Invesco S&P 500® Equal Weight Communication Services ETF
55.	Invesco S&P 500® Equal Weight Consumer Staples ETF
56.	Invesco S&P 500® Equal Weight Energy ETF
57.	Invesco S&P 500® Equal Weight ETF
58.	Invesco S&P 500® Equal Weight Financials ETF
59.	Invesco S&P 500® Equal Weight Health Care ETF
60.	Invesco S&P 500® Equal Weight Industrials ETF
61.	Invesco S&P 500® Equal Weight Materials ETF
62.	Invesco S&P 500® Equal Weight Real Estate ETF
63.	Invesco S&P 500® Equal Weight Technology ETF
64.	Invesco S&P 500® Equal Weight Utilities ETF
65.	Invesco S&P 500® Pure Growth ETF
66.	Invesco S&P 500® Pure Value ETF
67.	Invesco S&P 500® Top 50 ETF
68.	Invesco S&P 500® Quality ETF
69.	Invesco S&P SmallCap 600® Equal Weight ETF
70.	Invesco S&P SmallCap 600® Pure Growth ETF
71.	Invesco S&P SmallCap 600® Pure Value ETF
72.	Invesco S&P Spin-Off ETF
73.	Invesco Water Resources ETF
74.	Invesco Wilderhill Clean Energy ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 1-30 Laddered Treasury ETF
2.	Invesco California AMT-Free Municipal Bond ETF
3.	Invesco CEF Income Composite ETF
4.	Invesco Contrarian Opportunities ETF
5.	Invesco China Technology ETF
6.	Invesco DWA Developed Markets Momentum ETF
7.	Invesco DWA Emerging Markets Momentum ETF
8.	Invesco DWA SmallCap Momentum ETF
9.	Invesco Emerging Markets Sovereign Debt ETF
10.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF
11.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
12.	Invesco FTSE RAFI Emerging Markets ETF
13.	Invesco FTSE International Low Beta Equal Weight ETF
14.	Invesco Fundamental High Yield® Corporate Bond ETF
15.	Invesco Fundamental Investment Grade Corporate Bond ETF
16.	Invesco Global Clean Energy ETF
17.	Invesco Global Short Term High Yield Bond ETF
18.	Invesco Global Water ETF
19.	Invesco International BuyBack AchieversTM ETF
20.	Invesco International Corporate Bond ETF
21.	Invesco Japan Currency Hedged Low Volatility ETF
22.	Invesco KBW Bank ETF
23.	Invesco KBW High Dividend Yield Financial ETF
24.	Invesco KBW Premium Yield Equity REIT ETF
25.	Invesco KBW Property & Casualty Insurance ETF
26.	Invesco KBW Regional Banking ETF
27.	Invesco MSCI Global Timber ETF
28.	Invesco NASDAQ 100 ETF
29.	Invesco NASDAQ Next Gen 100 ETF
30.	Invesco National AMT-Free Municipal Bond ETF
31.	Invesco New York AMT-Free Municipal Bond ETF
32.	Invesco Preferred ETF
33.	Invesco PureBeta FTSE Developed ex-North America ETF
34.	Invesco PureBeta FTSE Emerging Markets ETF

35.	Invesco PureBeta MSCI USA ETF
36.	Invesco PureBeta MSCI USA Small Cap ETF
37.	Invesco PureBeta US Aggregate Bond ETF
38.	Invesco PureBeta 0-5 Yr US TIPS ETF
39.	Invesco Russell 1000 Enhanced Equal Weight ETF
40.	Invesco Russell 1000 Equal Weight ETF
41.	Invesco Russell 1000 Low Beta Equal Weight ETF
42.	Invesco Solar ETF
43.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF
44.	Invesco S&P 500® High Beta ETF
45.	Invesco S&P 500® High Dividend Low Volatility ETF
46.	Invesco S&P 500® Low Volatility ETF
47.	Invesco S&P 500 Minimum Variance ETF
48.	Invesco S&P 500 Momentum ETF
49.	Invesco S&P 500 Enhanced Value ETF
50.	Invesco S&P 500 Revenue ETF
51.	Invesco S&P Emerging Markets Momentum ETF
52.	Invesco S&P Emerging Markets Low Volatility ETF
53.	Invesco S&P Global Water Index ETF
54.	Invesco S&P International Developed High Dividend Low Volatility ETF
55.	Invesco S&P International Developed Momentum ETF
56.	Invesco S&P International Developed Low Volatility ETF
57.	Invesco S&P International Developed Quality ETF
58.	Invesco S&P MidCap 400 Revenue ETF
59.	Invesco S&P MidCap Low Volatility ETF
60.	Invesco S&P SmallCap 600 Revenue ETF
61.	Invesco S&P SmallCap Consumer Discretionary ETF
62.	Invesco S&P SmallCap Consumer Staples ETF
63.	Invesco S&P SmallCap Energy ETF
64.	Invesco S&P SmallCap Financials ETF
65.	Invesco S&P SmallCap Health Care ETF
66.	Invesco S&P SmallCap High Dividend Low Volatility ETF
67.	Invesco S&P SmallCap Industrials ETF
68.	Invesco S&P SmallCap Information Technology ETF
69.	Invesco S&P SmallCap Low Volatility ETF
70.	Invesco S&P SmallCap Materials ETF
71.	Invesco S&P SmallCap Quality ETF
72.	Invesco S&P SmallCap Utilities & Communication Services ETF
73.	Invesco S&P Ultra Dividend Revenue ETF
74.	Invesco Senior Loan ETF
75.	Invesco Taxable Municipal Bond ETF
76.	Invesco Treasury Collateral ETF
77.	Invesco Variable Rate Preferred ETF
78.	Invesco VRDO Tax-Free Weekly ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco Active U.S. Real Estate Fund
2.	Invesco Balanced Multi-Asset Allocation ETF
3.	Invesco Conservative Multi-Asset Allocation ETF
4.	Invesco Corporate Bond Factor ETF
5.	Invesco Growth Multi-Asset Allocation ETF
6.	Invesco High Yield Bond Factor ETF
7.	Invesco Intermediate Bond Factor ETF
8.	Invesco Moderately Conservative Multi-Asset Allocation ETF
9.	Invesco Multi-Sector Bond Income Factor ETF
10.	Invesco S&P 500® Downside Hedged ETF
11.	Invesco Short-Term Bond Factor ETF
12.	Invesco Total Return Bond ETF
13.	Invesco Ultra Short Duration ETF
14.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF
2.	Invesco Base Metals Commodity Strategy No K-1 ETF
3.	Invesco Bloomberg Commodity Strategy ETF
4.	Invesco Optimum Yield Diversified Commodity Strategy No K-1ETF
5.	Invesco Energy Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2020 Corporate Bond ETF
2.	Invesco BulletShares 2020 High Yield Corporate Bond ETF
3.	Invesco BulletShares 2021 Corporate Bond ETF
4.	Invesco BulletShares 2021 High Yield Corporate Bond ETF
5.	Invesco BulletShares 2022 Corporate Bond ETF
6.	Invesco BulletShares 2022 High Yield Corporate Bond ETF
7.	Invesco BulletShares 2023 Corporate Bond ETF
8.	Invesco BulletShares 2023 High Yield Corporate Bond ETF
9.	Invesco BulletShares 2024 Corporate Bond ETF
10.	Invesco BulletShares 2024 High Yield Corporate Bond ETF
11.	Invesco BulletShares 2025 Corporate Bond ETF
12.	Invesco BulletShares 2025 High Yield Corporate Bond ETF
13.	Invesco BulletShares 2026 High Yield Corporate Bond ETF
14.	Invesco BulletShares 2027 High Yield Corporate Bond ETF
15.	Invesco BulletShares 2026 Corporate Bond ETF
16.	Invesco BulletShares 2027 Corporate Bond ETF
17.	Invesco BulletShares 2028 Corporate Bond ETF
18.	Invesco BulletShares 2028 High Yield Corporate Bond ETF
19.	Invesco BulletShares 2029 Corporate Bond ETF
20.	Invesco BulletShares 2021 USD Emerging Markets Debt ETF
21.	Invesco BulletShares 2022 USD Emerging Markets Debt ETF
22.	Invesco BulletShares 2023 USD Emerging Markets Debt ETF
23.	Invesco BulletShares 2024 USD Emerging Markets Debt ETF
24.	Invesco BulletShares 2025 USD Emerging Markets Debt ETF
25.	Invesco BulletShares 2020 Municipal Bond ETF
26.	Invesco BulletShares 2021 Municipal Bond ETF
27.	Invesco BulletShares 2022 Municipal Bond ETF
28.	Invesco BulletShares 2023 Municipal Bond ETF
29.	Invesco BulletShares 2024 Municipal Bond ETF
30.	Invesco BulletShares 2025 Municipal Bond ETF
31.	Invesco BulletShares 2026 Municipal Bond ETF
32.	Invesco BulletShares 2027 Municipal Bond ETF
33.	Invesco BulletShares 2028 Municipal Bond ETF
34.	Invesco BulletShares 2029 Municipal Bond ETF
35.	Invesco BulletShares 2030 Corporate Bond ETF
36.	Invesco BulletShares 2030 Municipal Bond ETF
37.	Invesco Defensive Equity ETF
38.	Invesco Investment Grade Defensive ETF
39.	Invesco Investment Grade Value ETF
40.	Invesco Russell 1000® Dynamic Multifactor ETF
41.	Invesco Russell 2000® Dynamic Multifactor ETF
42.	Invesco RAFITM Strategic US ETF
43.	Invesco RAFITM Strategic US Small Company ETF
44.	Invesco RAFITM Strategic Developed ex-US ETF
45.	Invesco RAFITM Strategic Developed ex-US Small Company ETF
46.	Invesco RAFITM Strategic Emerging Markets ETF

[signature page follows]

THE BANK OF NEW YORK MELLON

By: /s/ Gerard Connors
(signature)

Gerard Connors
(name)

Vice President
(title)

INVESCO EXCHANGE-TRADED FUND TRUST

By: /s/ Anna Paglia (signature)
Anna Paglia (name)
Principal Executive Officer & President (title)

INVESCO EXCHANGE-TRADED FUND TRUST II

By: /s/ Anna Paglia (signature)
Anna Paglia (name)
President & Principal Executive Officer (title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By: /s/ Anna Paglia (signature)
Anna Paglia (name)
President & Principal Executive Officer (title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By: /s/ Anna Paglia (signature)
Anna Paglia (name)
President & Principal Executive Officer (title)

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By: /s/ Anna Paglia (signature)
Anna Paglia (name)
President & Principal Executive Officer (title)

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By: /s/ Anna Paglia (signature)
Anna Paglia (name)
President & Principal Executive Officer (title)